UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163019	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On Tuesday, March 31, 2015 the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Nova LifeStyle, Inc. (the “Company”) dismissed Marcum Bernstein & Pinchuk LLP (“MBP”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (the “2015 Fiscal Year”) and notified MBP to that effect by letter dated April 2, 2015.

The Committee subsequently approved the appointment of Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the 2015 Fiscal Year, and recommended to the Board that the appointment be included in the Company’s Proxy Statement for ratification by the Company’s shareholders at the 2015 annual shareholders’ meeting.

The reports of MBP on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period through March 31, 2015, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and, except for a material weakness in the Company’s internal control over financial reporting as described below, no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s management and Board identified certain matters that constituted a material weakness in the Company’s internal control over financial reporting and such weakness was advised by MBP.

The Company furnished a copy of the above disclosures to MBP and requested that MBP provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013 and through March 31, 2015, the Company has not consulted Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Crowe Horwath that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 8.01.  Other Events.

On April 6, 2015, the Company issued a press release announcing the appointment of Crowe Horwath as the Company’s independent registered public accounting firm for the 2015 Fiscal Year, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
16.1	Letter of Marcum Bernstein & Pinchuk LLP dated April 3, 2015.
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: April 6, 2015	By:	/s/ Ya Ming Wong
Ya Ming Wong
	Its:	Chief Executive Officer